OTHER RESERVES (Tables)	12 Months Ended
Dec. 31, 2019
OTHER RESERVES
Schedule of components of other reserves and the movements in other reserves

	Equity	Cash flow	Costs of
	securities	hedge	hedging
	reserve	reserve	reserve	Total
Balance at January 1, 2018	$(19,800)	$10,763	$3,092	$(5,945)
Net change in fair value	(39,585)	(6,984)	(3,092)	(49,661)
Transfer of loss on disposal of equity securities at FVOCI to deficit	1,290	—	—	1,290
Hedging gains transferred to property, plant and mine development	—	(3,779)	—	(3,779)
Balance at December 31, 2018	$(58,095)	$—	$—	$(58,095)
Net change in fair value	12,238	—	—	12,238
Transfer of gain on disposal of equity securities at FVOCI to deficit	(2,065)	—	—	(2,065)
Balance at December 31, 2019	$(47,922)	$—	$—	$(47,922)